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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934

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                           REALTRUST ASSET CORPORATION
             (Exact name of registrant as specified in its charter)


         Maryland                                         33-0798103
  (State or jurisdiction of                    (IRS Employer Identification No.)
incorporation or organization)


 2855 East Cottonwood parkway, Suite 500
        Salt Lake City, Utah                                 84121
(Address of principal executive offices)                   (Zip Code)

        SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT:

      TITLE OF EACH CLASS                   NAME OF EACH EXCHANGE ON WHICH
    TO BE SO REGISTERED:  NONE.           EACH CLASS IS TO BE REGISTERED: NONE.

If this Form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c)(1), check the following box.
[ ]

If this Form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(c)(2), check the following box.
X

Securities Act registration statement file number to which this form relates:
333-48653

Securities to be registered pursuant to Section 12(g) of the Act:

                                 TITLE OF CLASS:

                     Shares of Common Stock, $.001 Par Value

                                 TITLE OF CLASS:

                                    Warrants

                                 TITLE OF CLASS:

                                      Units



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                 INFORMATION REQUIRED IN REGISTRATION STATEMENT

Item 1. Description of Registrant's Securities to be Registered.

        The information set forth in the Section entitled "Description of Capital Stock" in the Registrant's Securities Act of 1933 Registration Statement on Form S-11 (File No. 333-48653), including any amendments thereto.

Item 2. Exhibits.

        1.* Specimen certificate for shares of Common Stock (incorporated herein by reference to Exhibit 4.1 to the Registration Statement on Form S-11, Registration No. 333-48653).

        2.* Specimen Certificate for Warrant attached as Exhibit A to Warrant Agreement (incorporated herein by reference to Exhibit 4.2 to the Registration Statement on Form S-11, Registration No. 333-48653).

        2.* Amended and Restated Articles of Incorporation of Registrant (incorporated herein by reference to Exhibit 3.1 to the Registration Statement on Form S-11, Registration No. 333-48653).

        3.*    Bylaws of Registrant (incorporated herein by reference to Exhibit
               3.2 to the Registration Statement on Form S-11, Registration No. 333-48653).

* Incorporated by reference pursuant to Rule 12b-32.





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                                    SIGNATURE

        Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                            REALTRUST ASSET CORPORATION



Date: June 11, 1998                         By: /s/ John D. Fry
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                                                John D. Fry
                                                Chief Executive Officer